UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2011

POWERSECURE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 13, 2011, PowerSecure International, Inc., a Delaware corporation (the “Company”), held its 2011 Annual Meeting of Stockholders (“2011 Annual Meeting”). Proxies with respect to the matters voted upon at the 2011 Annual Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended, pursuant to a Proxy Statement, dated April 28, 2011. A total of 18,832,544 shares of Common Stock, par value $.01 per share, of the Company were issued and outstanding on April 18, 2011, the record date for the 2011 Annual Meeting, and were entitled to vote thereat, of which 15,636,474 shares were present, in person or by proxy, thus constituting a quorum at the 2011 Annual Meeting.
Set forth below are the voting results on each of the four proposals submitted to and voted upon by the stockholders at the 2011 Annual Meeting:

Proposal 1:	Election of Directors
The following nominees were elected as a directors, each to serve for a three-year term and until his successor is duly elected and qualified, by the vote set forth below:

	For	Withheld	Broker Non-Votes
Kevin P. Collins	8,998,967	424,654	6,212,853
John A. (Andy) Miller	8,800,785	622,836	6,212,853

Proposal 2:	Approval of Compensation of Named Executive Officers
The compensation of the Company’s named executive officers was approved, on an advisory, non-binding basis, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
8,702,710	582,837	138,074	6,212,853

Proposal 3:	Advisory Selection of Frequency of Future Advisory Votes on Executive Compensation
The stockholders selected, on an advisory, non-binding basis, that the frequency of future advisory votes on executive compensation be held every year, by the vote set forth below:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
3,088,251	172,691	6,086,656	76,023	6,212,853
The stockholder vote on the frequency of future votes on executive compensation is an advisory vote only. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinion of the stockholders of the Company. In light of the voting results on this proposal and consistent with the frequency option selected by the stockholders, the Board of Directors, upon the recommendation of the Compensation Committee, has determined that the Company will hold an advisory vote on the compensation of its named executive officers every year until the next stockholder vote on the frequency of advisory votes on executive compensation.

Proposal 4:	Ratification of Auditors
The appointment by the Audit Committee of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
15,079,330	440,747	116,397	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President and Chief Financial Officer

Dated: June 13, 2011

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